Exhibit 99.1



CERTIFICATION OF PERIODIC FINANCIAL REPORTS



The undersigned hereby certify that the Quarterly Report on Form 10-Q of Rollins, Inc. for the quarterly period ended June 30, 2002 as filed July 31, 2002 with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) of The Securities Exchange Act of 1934 (15 U.S.C.
78m) and that the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of Rollins, Inc.





Date:  August 1, 2002                  /s/ Gary W. Rollins
                                       ---------------------------
                                           Gary W. Rollins
                                           Chief Executive Officer, President
                                           and Chief Operating Officer of
                                           Rollins, Inc.





Date:  August 1, 2002                  /s/ Harry J. Cynkus
                                       ---------------------------
                                           Harry J. Cynkus
                                           Chief Financial Officer and Treasurer
                                           of Rollins, Inc.